Exhibit 10.24.9

EIGHTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE (this “Amendment”) is made and entered into as of August 8, 2007 (the “Effective Date”), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“HCP”), WESTMINSTER HCP, LLC, a Delaware limited liability company (“Westminster HCP”), TEXAS HCP HOLDING, L.P., a Delaware limited partnership (“Texas HCP”), HCP AL OF FLORIDA, LLC, a Delaware limited liability company (“HCP AL”), and FAEC HOLDINGS (EP), LLC, a Delaware limited liability company (“FAEC”) (HCP, Westminster HCP, Texas HCP, HCP AL and FAEC shall be referred to herein, collectively, as their interests may appear, as “Lessor”), on the one hand, and each of the Persons whose signatures are affixed hereto and who are identified on Appendix A attached hereto and incorporated herein by this reference (collectively, and jointly and severally, referred to herein as “Lessee”), on the other hand, with respect to the following:

RECITALS

A.           Lessor, as “Lessor,” and LHAL LLC, Cobbco Inc., Hillsborough LLC, Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, Westminster Inc., Pinellas LLC, Ocala West LLC, Cy-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, Venice LLC, Lakeland Hills LP, Irving LP, Chestnut Hill LLC, Summerville 9, Carrollwood LLC, Gainesville LLC, Fox Run LLC, Wekiwa Springs LLC, Oak Park LLC, Lookout Pointe LLC, Oak Ridge LLC and Oveido LLC (each as described on Appendix A attached hereto) (collectively, and jointly and severally, “Lessee”), as “Lessee”, are parties to that certain Amended and Restated Master Lease dated as of April 20, 2005 (the “Original Master Lease”), as amended by that certain First Amendment to Amended and Restated Master Lease dated as of September 1, 2005 (the “First Amendment”), that certain Second Amendment to Amended and Restated Master Lease dated as of December 22, 2005 (the “Second Amendment”), that certain Third Amendment to Amended and Restated Master Lease dated as of January 31, 2006 (the “Third Amendment”), that certain Fourth to Amended and Restated Master Lease and Consolidation and Restatement of Beckett Lake Facility Master Lease dated May 31, 2006 (the “Fourth Amendment”), that certain Fifth Amendment to Amended and Restated Master Lease dated June 1, 2006 (the “Fifth Amendment”), that certain Sixth Amendment to Amended and Restated Master Lease dated August 1, 2006 (the “Sixth Amendment”) and that certain Seventh Amendment to Amended and Restated Master Lease (the “Seventh Amendment,” and together with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment, the “Amendments”), covering the Leased Property of thirty-one (31) mixed skilled nursing and assisted living care Facilities located in California, Connecticut, Florida, Maryland, New Jersey, Ohio, Tennessee, Texas and Virginia, all as more particularly described therein.  The Original Master Lease, as amended by the Amendments, shall hereinafter be referred to collectively as the “Master Lease.”  All capitalized terms used in this Amendment and not otherwise defined or modified herein shall have the meanings assigned to such terms in the Master Lease.

B.           Pursuant to the terms of that certain Guaranty of Obligations dated as of April 20, 2005 (as the same has been or may hereafter be amended or reaffirmed from time to time in writing, the “Guaranty”), made by Summerville Senior Living, Inc., a Delaware corporation (“Guarantor”) in favor of Lessor, Guarantor guaranteed the obligations of Lessee under the Master Lease, all as more particularly described therein.

C.           Lessee desires to construct a Capital Addition to the Chestnut Hill Facility, and have Lessor fund certain costs associated therewith.

D.           Lessor is willing to consent and agree to the matters set forth in Recital C above, and to amend the Lease accordingly, but only upon the terms and conditions set forth herein.

AMENDMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lessor and Lessee hereby agree as follows:

1.           Modifications to Terms of the Master Lease.  Effective as of the Effective Date, the Master Lease shall be amended and supplemented in the following particulars:

(a)           New Definitions.  Except as otherwise expressly provided or unless the context otherwise requires, for all purposes of the Master Lease, as hereby amended, the terms defined in this Section 1(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Master Lease (as amended by the Amendments) to read, in their entireties, as follows:

“Chestnut Hill Facility Capital Addition Project:  The ‘Capital Addition Project’ as defined in the Chestnut Hill Facility Work Letter.”

“Chestnut Hill Facility Capital Addition Project Completion Date:  The ‘Completion Date’ as defined in the Chestnut Hill Facility Work Letter.”

“Chestnut Hill Facility Capital Addition Project Costs:  The ‘Capital Addition Project Costs’ as defined in the Chestnut Hill Facility Work Letter.”

“Chestnut Hill Facility Capital Addition Project Lease Rate:  On and as of the Chestnut Hill Facility Capital Addition Project Rent Reset Date, the greater of (i) 8.86% or (ii) the then ten-year U.S. Treasury Note rate published in the Wall Street Journal five (5) Business Days prior to the Chestnut Hill Facility Capital Addition Project Rent Reset Date and quoting the rate as of the immediately prior Business Day, plus 4.25%.”

“Chestnut Hill Facility Capital Addition Project Rent Reset Date:  The earliest of (i) the Chestnut Hill Completion Date, or (ii) the Chestnut Hill Capital Addition Project Outside Completion Date, irrespective of whether the Chestnut Hill Facility Capital Addition Project has been commenced or completed.”

“Chestnut Hill Facility Outside Completion Date:  The ‘Outside Completion Date’ as defined in the Chestnut Hill Facility Work Letter.”

“Chestnut Hill Facility Work Letter:  The Capital Addition Project Work Letter (Chestnut Hill Facility) of even date herewith by and between Lessor and Lessee, and attached hereto as Appendix B and incorporated herein by this reference.”

(b)           Supplemented Definitions.  The following definitions appearing in Article II of the Original Master Lease (as amended and supplemented by the Amendments) shall be supplemented as follows.

“Capital Additions:  Notwithstanding anything to the contrary in the Master Lease, the Chestnut Hill Facility Capital Addition Project shall at all times be deemed a Capital Addition for purposes of the Master Lease, as hereby amended.”

“Capital Addition Costs:  Notwithstanding anything to the contrary in the Master Lease, all Chestnut Hill Facility Capital Addition Project Costs paid, funded or accrued by Lessor under the Chestnut Hill Facility Work Letter shall be at all times deemed Capital Addition Costs paid, funded or accrued by Lessor under the Master Lease, including for purposes of calculating the Chestnut Hill Facility Purchase Price and the Chestnut Hill Facility Put Event Price.”

(c)           Chestnut Hill Allocated Minimum Rent.  In addition to further increases provided for in Section 4(f) of the Third Amendment, the following shall apply:

(i)           Effective as of the Chestnut Hill Facility Capital Addition Project Rent Reset Date, the then monthly Allocated Minimum Rent with respect to the Chestnut Hill Facility shall be increased by an amount equal to One-Twelfth (1/12th) of the product of (i) the Chestnut Hill Facility Capital Addition Project Costs paid, funded or accrued by Lessor under the Chestnut Hill Facility Work Letter times (ii) the Chestnut Hill Facility Capital Project Lease Rate then in effect.

(ii)           Such monthly Allocated Minimum Rent with respect to the Chestnut Hill Facility shall also be increased from time to time on the date of any payment, funding or accrual of any Chestnut Hill Facility Capital Addition Project Costs pursuant to the Chestnut Hill Facility Work Letter following the Chestnut Hill Facility Capital Addition Rent Reset Date by One-Twelfth (1/12) of the product of (A) the amount of particular payment, funding, or accrual by Lessor, times (B) Chestnut Hill Facility Capital Project Lease Rate.  The increase in monthly Allocated Minimum Rent with respect to the Chestnut Hill Facility pursuant to clause (i) or this clause (ii) shall be prorated based upon the number of days for which the different rental amounts apply.

(iii)           The increase(s) in monthly Allocated Minimum Rent with respect the Chestnut Hill Facility payable for the month(s) during which any increase(s) is applicable pursuant to clause (i) or (ii) above shall be prorated based upon the number of days for which the different rental amount applies.

(iv)           The increase(s) in monthly Allocated Minimum Rent with respect to the Chestnut Hill Facility pursuant to clause (i) or (ii) above shall be in addition to the increase(s) provided for in Section 4(f) of the Third Amendment for such Facility.  Accordingly, for purposes of determining any future increases in Allocated Minimum Rent with respect to the Chestnut Hill Facility upon the expiration of each Lease Year applicable to such Facility as provided for in such Section 4(f) of the Third Amendment, such future increases shall take into account the then Allocated Minimum Rent payable with respect to the Chestnut Hills Facility (i.e., as the same may have been increased as provided for in clauses (i) and (ii) above).

(d)           Chestnut Hill Facility Work Letter.  Appendix B attached hereto is hereby appended to and shall become part of the Master Lease, as hereby amended.

2.           Chestnut Hill Facility Capital Addition Project.  Notwithstanding anything to the contrary in Section 10.1 of the Original Master Lease, Lessor has agreed to fund the construction of the Chestnut Hill Facility Capital Addition Project in accordance with and pursuant to the terms of the Master Lease, as hereby amended, and the Chestnut Hill Facility Work Letter.  Lessee hereby covenants, agrees, and is obligated to commence, complete and perform timely all obligations of Lessee with respect to the Chestnut Hill Facility Capital Addition Project as set forth in and in accordance with the terms of the Chestnut Hill Facility Work Letter.

3.           Reimbursement of Transaction Costs and Expenses.  Lessor’s costs and expenses, including legal fees and expenses, incurred in connection with the review, preparation, negotiation and documentation of this Amendment and the Chestnut Hill Facility Work Letter and review of diligence in connection with the Chestnut Hill Facility Capital Addition Project are and shall be reimbursed to Lessor by Lessee.  As of the date hereof, Lessor estimates such costs and fees to be $7,000, which amount shall be paid to Lessor concurrently with Lessee’s execution and delivery of this Amendment.  In the event that the actual costs and fees exceed such amount, such excess shall be paid to Lessor by Lessee within ten (10) days after Lessor’s delivery to Lessee of Lessor’s invoice therefore.  Such reimbursement shall be deemed Rent under the Master Lease, as hereby amended.  In the event that such estimate exceeds the actual costs and fees of Lessor, Lessor shall return such excess to Lessee.

4.           Representations and Warranties of Lessee. As of the Effective Date hereof, each Lessee represents and warrants to the Lessor as follows:

(a)           Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.

(b)           This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by creditors rights, laws and general principles of equity.

(c)           Lessee is solvent, has timely and accurately filed all tax returns required to be filed by Lessee, and is not in default in the payment of any taxes levied or assessed against Lessee or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect Lessee’s condition, financial or otherwise, or Lessee’s prospects or the Leased Property.

(d)           No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.

(e)           The  execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of such party; (C) any judgment, order or decree of any governmental authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of Lessee.

5.           Financing Statement Amendments.  Lessee hereby authorizes Lessor to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor’s security interest in the Collateral.

6.           Joinder by FAEC.  Pursuant to Section 3 of the Seventh Amendment, HCP elected to consummate the purchase of the Leased Property of each Group 10 Facility through an Exchange (as defined in the Seventh Amendment) and FAEC took title to the Leased Property of each Group 10 Facility and leased the Leased Property of each Group 10 Facility to HCP pursuant to one or more Exchange Lease(s) (as defined in the Seventh Amendment).  Upon the completion of the Exchange (the “Exchange Completion Date”), HCP elected to acquire the equity interests in FAEC, terminate the Exchange Lease(s) and cause FAEC to join as “Lessor” under the Master Lease, for purposes of continuing the lease of the Leased Property of each Group 10 Facility, pursuant to the terms of the Master Lease.  Pursuant to Section 3 of the Seventh Amendment, Lessee hereby acknowledges and agrees that, from and after the Exchange Completion Date, it has and shall continue to attorn to and recognize FAEC as a “Lessor” (as its interests may appear) under the Master Lease, as hereby amended.  FAEC acknowledges and agrees that, from and after the Exchange Completion Date, it has joined as a “Lessor” under the Master Lease, as its interests may appear, for purposes of leasing the Leased Property of each Group 10 Facility, to Lessee pursuant to the terms and conditions of the Master Lease, as hereby amended.

7.           Reaffirmation of Master Lease and Treatment Thereof.  Lessor and Lessee hereby acknowledge, agree and reaffirm that (a) except as otherwise expressly provided in the Master Lease, as hereby amended, the Master Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement, and (b) the Master Lease, as hereby amended, shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and the Lessor shall be entitled to all of the benefits of ownership of the Leased Property, including depreciation for all federal, state and land tax purposes.

8.           Full Force and Effect; Counterparts; Facsimile Signatures.  Except as hereby amended, the Master Lease shall remain in full force and effect.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

9.           Entire Agreement.  The Master Lease, as hereby amended, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

LESSOR:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

	By:	/s/ Thomas D. Kirby
	Its:	SVP

WITNESSES

/s/ Paul Brown
(signature)
Name:	Paul Brown
(print)
/s/ Sonia Barreau
(signature)
Name:	Sonia Barreau
(print)

WESTMINSTER HCP, LLC, a Delaware limited liability company
By:	HCPI/Tennessee, LLC, a Delaware
limited liability company,
its Sole Member

	By:	Health Care Property Investors,
Inc., a Maryland corporation,
its Managing Member

		By:	/s/ Thomas D. Kirby

		Its:	SVP

WITNESSES

/s/ Paul Brown
(signature)
Name:	Paul Brown
(print)
/s/ Sonia Barreau
(signature)
Name:	Sonia Barreau
(print)

LESSOR (Continued):	TEXAS HCP HOLDING, L.P., a Delaware limited partnership

	By:	Texas HCP G.P., Inc., a Delaware corporation

		By:	/s/ Thomas D. Kirby
		Its:	SVP

WITNESSES

/s/ Paul Brown
(signature)
Name:	Paul Brown
(print)
/s/ Sonia Barreau
(signature)
Name:	Sonia Barreau
(print)

HCP AL OF FLORIDA, LLC, a Delaware limited liability company

By:	Health Care Property Investors, Inc., a Maryland corporation, its Managing Member

By:	/s/ Thomas D. Kirby
Its:	SVP

WITNESSES

/s/ Paul Brown
(signature)
Name:	Paul Brown
(print)
/s/ Sonia Barreau
(signature)
Name:	Sonia Barreau
(print)

LESSOR (Continued):	FAEC HOLDINGS (EP), LLC, a Delaware limited liability company

	By:	Health Care Property Investors, Inc., a Maryland corporation, its Managing Member

	By:	/s/ Thomas D. Kirby
	Its:	SVP

WITNESSES

/s/ Paul Brown
(signature)
Name:	Paul Brown
(print)
/s/ Sonia Barreau
(signature)
Name:	Sonia Barreau
(print)

[Signatures Continue on Next Page]

LESSEE:	LH ASSISTED LIVING, LLC,
a Delaware limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT COBBCO, INC.,
a California corporation

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT OCOEE, INC.,
a Delaware corporation

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	SUMMERVILLE AT STAFFORD, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT VOORHEES, L.L.C.,
a New Jersey limited liability company

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT PINELLAS PARK, LLC, a Delaware limited liability company

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA WEST, LLC, a Delaware limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)

/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P., a Delaware limited partnership

By:	Summerville at CY-Fair, LLC, a Delaware limited liability company, Its General Partner

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., a Delaware limited partnership

	By:	Summerville at Friendswood, LLC, a Delaware limited liability company, Its General Partner

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT NEW PORT RICHEY, LLC, a Delaware limited liability company

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND, LLC, a Delaware limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT ST. AUGUSTINE LLC, a Delaware limited liability company

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):

SUMMERVILLE AT OCALA EAST, LLC, a Delaware limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)

/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT VENICE, LLC, a Delaware limited liability company

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):
SUMMERVILLE AT LAKELAND HILLS ASSOCIATES, L.P., a Delaware limited partnership

	By:	Summerville at Lakeland Hills, LLC, a Delaware limited liability company, Its General Partner

		By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT IRVING ASSOCIATES, L.P., a Delaware limited partnership

By:	Summerville at Irving, LLC, a Delaware limited liability company, Its General Partner

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP – Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	SUMMERVILLE AT CHESTNUT HILL, LLC, a Delaware limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE 9, LLC, a Delaware limited liability company

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	SUMMERVILLE AT CARROLLWOOD, LLC, a Delaware limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT GAINESVILLE, LLC, a Delaware limited liability company

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	SUMMERVILLE AT FOX RUN, LLC, a Delaware limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT WEKIWA SPRINGS LLC, a Delaware limited liability company

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	SUMMERVILLE AT OAK PARK LLC, a Delaware limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

THE TERRACE AT LOOKOUT POINTE LLC, a Delaware limited liability company

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

LESSEE (Continued):	THE ESTATES OF OAK RIDGE LLC, a Delaware limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

SUMMERVILLE AT OVIEDO LLC, a Delaware limited liability company

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

The undersigned Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that (A) its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as hereby amended, and (B) the Guaranty as hereby reaffirmed and extended shall be for the benefit of each party comprising Lessor under the Master Lease, as hereby amended.

SUMMERVILLE SENIOR LIVING,
INC., a Delaware corporation

By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES
/s/ Marrji Padden
(signature)
Name:	Marrji Padden
(print)
/s/ Paige Bae
(signature)
Name:	Paige Bae
(print)

APPENDIX A

LESSEES

1.	LH ASSISTED LIVING, LLC, a Delaware limited liability company (“LHAL LLC”)

2.	SUMMERVILLE AT COBBCO, INC., a California corporation (“Cobbco Inc.”)

3.	SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company (“Hillsborough LLC”)

4.	SUMMERVILLE AT OCOEE, INC., a Delaware corporation (“Ocoee Inc.”)

5.	SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation (“Port Orange Inc.”)

6.	SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation (“Prince William Inc.”)

7.	SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company (“Stafford LLC”)

8.	SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company (“Voorhees LLC”)

9.	SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation (“Westminster Inc.”)

10.	SUMMERVILLE AT PINELLAS PARK, LLC, a Delaware limited liability company (“Pinellas LLC”)

11.	SUMMERVILLE AT OCALA WEST, LLC, a Delaware limited liability company (“Ocala West LLC”)

12.	SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P., a Delaware limited partnership (“Cy-Fair LP”)

13.	SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., a Delaware limited partnership (“Friendswood LP”)

14.	SUMMERVILLE AT NEW PORT RICHEY, LLC, a Delaware limited liability company (“New Port Richey LLC”)

15.	SUMMERVILLE AT LAKELAND, LLC, a Delaware limited liability company (“Lakeland LLC”)

16.	SUMMERVILLE AT ST. AUGUSTINE LLC, a Delaware limited liability company (“St. Augustine LLC”)

A-1

17.	SUMMERVILLE AT OCALA EAST, LLC, a Delaware limited liability company (“Ocala East LLC”)

18.	SUMMERVILLE AT VENICE, LLC, a Delaware limited liability company (“Venice LLC”)

19.	SUMMERVILLE AT LAKELAND HILLS ASSOCIATES, L.P., a Delaware limited partnership (“Lakeland Hills LP”)

20.	SUMMERVILLE AT IRVING ASSOCIATES, L.P., a Delaware limited partnership (“Irving LP”)

21.	SUMMERVILLE AT CHESTNUT HILL, LLC, a Delaware limited liability company (“Chestnut Hill LLC”)

22.	SUMMERVILLE 9, LLC, a Delaware limited liability company (“Summerville 9”)

23.	SUMMERVILLE AT CARROLLWOOD, LLC, a Delaware limited liability company (“Carrollwood LLC”)

24.	SUMMERVILLE AT GAINESVILLE, LLC, a Delaware limited liability company (“Gainesville LLC”)

25.	SUMMERVILLE AT FOX RUN, LLC, a Delaware limited liability company (“Fox Run LLC”)

26.	SUMMERVILLE AT WEKIWA SPRINGS LLC, a Delaware limited liability company (“Wekiwa Springs LLC”)

27.	SUMMERVILLE AT OAK PARK LLC, a Delaware limited liability company (“Oak Park LLC”)

28.	THE TERRACE AT LOOKOUT POINTE LLC, a Delaware limited liability company (“Lookout Pointe LLC”)

29.	THE ESTATES OF OAK RIDGE LLC, a Delaware limited liability company (“Oak Ridge LLC”)

30.	SUMMERVILLE AT OVIEDO LLC, a Delaware limited liability company (“Oviedo LLC”)

A-2